EXHIBIT 99.1

              Computational Materials filed on December 3, 2004.



                                      6



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All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                             November 30, 2004

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               Preliminary Structural and Collateral Term Sheet
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               $238,750,000 (approximate) of Senior Certificates
               Residential Asset Securitization Trust, 2004-A10
                         IndyMac MBS, Inc., Depositor
              Mortgage Pass-Through Certificates, Series 2004-A10

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
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         Features of the Transaction                                                       Key Terms
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o    Offering consists senior of                             Issuer:             Residential Asset Securitization
     approximately $238.8 million                                                Trust, 2004-A10
     certificates, with a Certificate
     Interest Rate of 5.50% expected to be                   Underwriter:        Goldman, Sachs & Co.
     rated AAA by 2 of the 3: S&P, Moody's,
     and Fitch.                                              Servicer:           IndyMac Bank F.S.B

o    The expected amount of credit support                   Trustee:            Deutsche Bank National Trust Company
     for the senior certificates is 4.50% +/-
     shifting 0.75% in the form of                           Type of
     subordination with a interest structure                 Issuance:           Public
     and a five year prepayment lockout.
                                                             Servicer            Yes, subject to recoverability
o    The collateral consists of Alt-A, one to                Advancing:
     four family, first lien, fixed- rate
     years to original residential mortgages                 Compensating        Yes, monthly to the extent of 1/12th of
     primarily of 30 maturity originated or                  Interest:           12.5 bps per annum in compensating
     acquired by IndyMac Bank, F.S.B.                                            interest for full or partial prepayments

o    The amount of senior certificates is                    Legal               The senior certificates are expected to be
     approximate and may vary by up to 5%.                   Investment:         SMMEA eligible at settlement

                                                             Interest Accrual:   Prior calendar month
    Preliminary Mortgage Pool Data (approximate)
                                                             Clean Up Call:      10% of the Cut-off Date principal balance of the
Total Outstanding Principal Balance                                              Mortgage Loans
(approx.):                                  $250,000,000
                                                             ERISA Eligible:     Underwriter's exemption may apply to senior
Number of Mortgage Loans (approx):                   580                         certificates, however prospective purchasers
                                                                                 should consult their own counsel
Average Principal Balance of the
Mortgage Loans (approx):                        $430,000     Tax Treatment:      REMIC; senior certificates are regular interests

Gross Weighted Average Annual                                Structure:          Senior/Subordinate; shifting interest with a five
Interest Rate:                           6.35% +/- 10bps                         year prepayment lockout to subordinate
                                                                                 certificates
Servicing Fee:                                    25 bps
                                                             Expected            4.50% +/- 0.75%
Weighted Average Maturity (months):            356 +/- 2     Subordination:

Weighted Average Seasoning (months):                   2     Rating Agencies:    2 of the 3: S&P, Moody's, and Fitch.

Weighted Average Original Loan-To-Value                      Minimum             Senior certificates - $25,000
Ratio:                                               72%     Denomination:

FICO:                                                710     Delivery:           Senior certificates - DTC

Owner Occupied:                                      75%    --------------------------------------------------------------------
                                                                                         Time Table
Cash-out Refinance (maximum):                        50%    --------------------------------------------------------------------
                                                             Expected Settlement:                December 29, 2004
Full and Alternative Doc (minimum):                  20%
                                                             Cut-off Date:                       December 1, 2004
California Distribution (maximum):                   55%     First Distribution Date:            January 25, 2004
                                                             Distribution Date:                  25th or next business day
Single-Family and PUD:                               75%

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action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where
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previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are
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the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of
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certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
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